UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2005

                               GLOBAL AXCESS CORP
                               ------------------
               (Exact name of registrant as specified in charter)

             Nevada                        000-17874             88-0199674
             ------                        ---------             ----------
(State or other jurisdiction of           (Commission          (IRS Employer
         incorporation)                    File Number)      Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida             32082
------------------------------------------------------             -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 15, 2005, Nationwide Money Services, Inc. ("Nationwide"), a wholly owned subsidiary of Global Axcess Corp (the "Company"), entered into a Distributor ATM Processing Agreement (the "Agreement") with Genpass Technologies LLC ("Genpass"). Pursuant to the Agreement, Nationwide agreed to engage Genpass to be the exclusive provider (with certain exceptions) of certain electronic funds transfer services including the processing of ATM transactions for Nationwide and Genpass agreed to provide such services. The term of the Agreement is seven years and is automatically renewed for periods of two years unless notice to terminate is provided 180 days prior to the end of the applicable period.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Exhibits

Exhibit
Number                                   Description
--------------------------------------------------------------------------------
10.1 Distributor ATM Processing Agreement between Nationwide Money Services and Genpass Technologies LLC dated December 15, 2005


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBAL AXCESS CORP


Dated: December 19, 2005                     By:  /s/ David Fann
                                                 -------------------------------
                                             Name:    David Fann
                                             Title:   President


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